Exhibit 10.2
INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

AMENDED AND RESTATED
LETTER AGREEMENT NO. 3
As of August 20, 2021
Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320
Re: [***]
Dear Ladies and Gentlemen,
Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321 NEO Aircraft Purchase Agreement dated as of December 15, 2017 (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.
This amended and restated Letter Agreement No. 3 (“Letter Agreement No. 3” or this “Letter Agreement”) cancels and replaces Amended and Restated Letter Agreement No. 3 to the Agreement between the Buyer and the Seller dated as of April 22, 2021.
The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

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1.[***]
The Seller hereby grants to the Buyer [***]
1.1[***]
1.2Intentionally left blank
1.3[***]

1.4[***]
1.5[***]
2.ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.
3.CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.
4.COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.
Very truly yours,
AIRBUS S.A.S.

By: /s/ Olivier Marty
Title: Vice President Contracts

Accepted and Agreed
DELTA AIR LINES, INC.

By: /s/ Mahendra R. Nair
Title: Senior Vice President – Fleet & Tech Ops Supply Chain

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